Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended June 30, 2011
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; potential acquisitions, new investments and/or dispositions; the financial condition of existing tenants; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust, risks associated with development projects and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

CONTACT:

Gregg D. Adzema Executive Vice President and Chief Financial Officer (404) 407-1116 greggadzema@cousinsproperties.com	Cameron Golden Director of Investor Relations and Corporate Communications (404) 407-1984 camerongolden@cousinsproperties.com
COUSINS REPORTS RESULTS FOR SECOND QUARTER OF 2011
Highlights
•	Funds From Operations (FFO) of $0.11 per share.

•	Commenced Emory Point mixed-use project.

•	Leased 424,000 square feet of office and retail space.
ATLANTA (August 3, 2011) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended June 30, 2011.
“This was another solid quarter with continued leasing momentum,” said Larry Gellerstedt, CEO of Cousins. “We’re seeing an overall increase in investment opportunities and are particularly excited about our Emory Point mixed-use development.”
Portfolio Activity
•	Leased 225,000 square feet of office space and 199,000 square feet of retail space.

•	Office and Retail portfolios are 91% and 88% leased, respectively.

•	Subsequent to quarter end, renewed AGL Services Company for 238,000 square feet at Ten Peachtree Place and renewed Bombardier for 86,000 square feet at The Points at Waterview, extending these leases to 2026 and 2023, respectively.
Investment/Disposition Activity
•	Commenced construction on the $102 million Phase I of Emory Point in Atlanta, a mixed-use project comprised of 443 apartment units and 80,000 square feet of retail space scheduled to open in fall 2012.

•	Sold 108 residential lots for net gains of $398,000.
Financial Results
FFO was $10.9 million, or $0.11 per share, for the second quarter of 2011 compared with $7.9 million, or $0.08 per share, for the second quarter of 2010. FFO was $19.0 million, or $0.18 per share, for the six months ended June 30, 2011, compared with $21.9 million, or $0.22 per share, for the same period in 2010.
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191 Peachtree Street NE • Suite 500 • Atlanta, Georgia 30303-1740 • 404/407-1000 • FAX 404/407-1002

CUZ Reports Second Quarter Results

August 3, 2011
Net loss available to common stockholders was $4.7 million, or $0.05 per share, for the second quarter of 2011 compared with net loss available of $8.6 million, or $0.09 per share, for the second quarter of 2010. Net loss available was $12.6 million, or $0.12 per share, for the six months ended June 30, 2011, compared with $10.2 million, or $0.10 per share, for the same period in 2010.
Investor Conference Call and Webcast
The Company will conduct a conference call at 1:00 p.m. (Eastern Time) on Thursday, August 4, 2011, to discuss the results of the quarter ended June 30, 2011. The number to call for this interactive teleconference is (212) 231-2900.
A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21530938. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q2 2011 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.
Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office and retail projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.
The Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations — Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and, which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.
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CUZ Reports Second Quarter Results

August 3, 2011
Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; potential acquisitions, new investments and/or dispositions; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.
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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
REVENUES:
Rental property revenues	$36,736	$35,969	$72,884	$70,742
Fee income	3,435	3,728	6,820	7,272
Third party management and leasing revenues	4,605	4,485	8,693	9,279
Multi-family residential unit sales	7	7,943	4,664	18,089
Residential lot and outparcel sales	80	316	245	14,135
Other	556	171	1,069	295

	45,419	52,612	94,375	119,812

COSTS AND EXPENSES:
Rental property operating expenses	15,472	15,246	29,720	29,777
Third party management and leasing expenses	4,080	4,214	8,173	9,172
Multi-family residential unit cost of sales	(13)	6,108	2,487	14,078
Residential lot and outparcel cost of sales	76	275	145	9,371
General and administrative expenses	6,133	6,763	13,533	14,780
Interest expense	7,358	10,286	14,902	20,067
Reimbursed expenses	1,371	1,398	2,883	3,257
Depreciation and amortization	13,375	14,231	26,850	27,407
Impairment loss	—	586	3,508	586
Separation expenses	77	33	178	101
Other	672	3,002	1,534	3,864

	48,601	62,142	103,913	132,460

LOSS ON EXTINGUISHMENT OF DEBT	—	—	—	(592)

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(3,182)	(9,530)	(9,538)	(13,240)

(PROVISION) BENEFIT FOR INCOME TAXES FROM OPERATIONS	(27)	(14)	37	1,132

INCOME FROM UNCONSOLIDATED JOINT VENTURES	2,312	2,394	4,808	5,314

LOSS FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(897)	(7,150)	(4,693)	(6,794)

GAIN ON SALE OF INVESTMENT PROPERTIES	59	1,061	118	1,817

LOSS FROM CONTINUING OPERATIONS	(838)	(6,089)	(4,575)	(4,977)

INCOME (LOSS) FROM DISCONTINUED OPERATIONS:
Income from discontinued operations	40	1,305	112	2,373
Loss on sale of investment properties	—	—	(384)	—

	40	1,305	(272)	2,373

NET LOSS	(798)	(4,784)	(4,847)	(2,604)

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(681)	(584)	(1,262)	(1,110)

NET LOSS ATTRIBUTABLE TO CONTROLLING INTEREST	(1,479)	(5,368)	(6,109)	(3,714)

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,227)	(3,227)	(6,454)	(6,454)

NET LOSS AVAILABLE TO COMMON STOCKHOLDERS	$(4,706)	$(8,595)	$(12,563)	$(10,168)

PER COMMON SHARE INFORMATION — BASIC AND DILUTED:
Loss from continuing operations attributable to controlling interest	$(0.05)	$(0.10)	$(0.12)	$(0.12)
Income from discontinued operations	—	0.01	—	0.02

Net loss available to common stockholders — basic and diluted	$(0.05)	$(0.09)	$(0.12)	$(0.10)

WEIGHTED AVERAGE SHARES — BASIC AND DILUTED	103,659	101,001	103,588	100,538

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2011 AND 2010
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Net Loss Available to Common Stockholders	$(4,706)	$(8,595)	$(12,563)	$(10,168)
Depreciation and amortization:
Consolidated properties	13,375	14,231	26,850	27,407
Discontinued properties	—	333	64	1,052
Share of unconsolidated joint ventures	2,663	2,453	5,346	4,747
Depreciation of furniture, fixtures and equipment:
Consolidated properties	(372)	(462)	(935)	(1,029)
Discontinued properties	—	(1)	—	(5)
Share of unconsolidated joint ventures	(5)	(5)	(10)	(11)
(Gain) loss on sale of investment properties:
Consolidated properties	(59)	(1,061)	(118)	(1,817)
Discontinued properties	—	—	384	—
Gain on sale of undepreciated investment properties	—	1,002	—	1,699

Funds From Operations Available to Common Stockholders	$10,896	$7,895	$19,018	$21,875

Per Common Share — Basic and Diluted:
Net Loss Available	$(.05)	$(.09)	$(.12)	$(.10)

Funds From Operations	$.11	$.08	$.18	$.22

Weighted Average Shares — Basic	103,659	101,001	103,588	100,538

Weighted Average Shares — Diluted	103,684	101,001	103,606	100,538

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	June 30,
	2011	December 31, 2010
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $298,085 and $274,925 in 2011 and 2010, respectively	$868,155	$898,119
Land held for investment or future development	120,557	123,879
Residential lots	63,725	63,403
Other	738	2,994

Total properties	1,053,175	1,088,395

CASH AND CASH EQUIVALENTS	4,349	7,599
RESTRICTED CASH	14,544	15,521
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $5,646 and $6,287 in 2011 and 2010, respectively	50,405	48,395

INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	179,149	167,108
OTHER ASSETS	35,510	44,264

TOTAL ASSETS	$1,337,132	$1,371,282

LIABILITIES AND EQUITY
NOTES PAYABLE	$498,034	$509,509
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	35,710	32,388
DEFERRED GAIN	4,098	4,216
DEPOSITS AND DEFERRED INCOME	17,419	18,029

TOTAL LIABILITIES	555,261	564,142

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	9,444	14,289

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2011 and 2010	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2011 and 2010	94,775	94,775
Common stock, $1 par value, 250,000,000 shares authorized, 107,283,901 and 106,961,959 shares issued in 2011 and 2010, respectively	107,284	106,962

Additional paid-in capital	685,577	684,551
Treasury stock at cost, 3,570,082 shares in 2011 and 2010	(86,840)	(86,840)
Distributions in excess of cumulative net income	(136,075)	(114,196)

TOTAL STOCKHOLDERS’ INVESTMENT	739,548	760,079

Nonredeemable noncontrolling interests	32,879	32,772

TOTAL EQUITY	772,427	792,851

TOTAL LIABILITIES AND EQUITY	$1,337,132	$1,371,282

COUSINS PROPERTIES INCORPORATED
KEY PERFORMANCE INDICATORS

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD
Property Statistics
Number of Operating Properties	38	38	38	38	41	41	40	40	40
Rentable Square Feet (in thousands)	14,113	14,078	14,078	13,869	14,156	14,156	13,747	13,749	13,749
Acres of Commercial Land (Company share)	569	539	479	482	510	510	510	510	510
Acres of Residential Land (Company share)	4,962	4,962	4,959	4,959	4,829	4,829	4,831	4,228	4,228
Number of Residential Lots Remaining to be Sold (Company Share)	4,632	4,594	4,559	4,531	3,684	3,684	3,667	3,632	3,632

Leverage Ratios (1)
Debt/Total Market Capitalization	46%	44%	46%	42%	40%	40%	39%	39%	39%
Debt + Preferred/Total Market Capitalization	56%	53%	57%	53%	50%	50%	49%	48%	48%
Recourse Debt/Total Market Capitalization	13%	12%	12%	8%	10%	10%	9%	9%	9%

Coverage Ratios (1)
Interest Coverage	1.92	2.61	2.26	2.40	2.89	2.53	2.76	2.74	2.75
Fixed Charges Coverage	1.40	1.89	1.66	1.63	1.97	1.78	1.76	1.71	1.73
Debt/Annualized EBITDA	9.03	6.95	7.28	7.03	6.13	6.51	6.88	7.11	6.99

Dividend Ratios (1)
FFO Payout Ratio	-46%	64%	115%	1034%	92%	111%	57%	43%	49%
FFO Before Certain Charges Payout Ratio	105%	61%	87%	89%	61%	72%	40%	42%	41%
FAD Payout Ratio	-40%	80%	213%	-202%	175%	224%	132%	294%	183%
FAD Before Certain Charges Payout Ratio	160%	75%	133%	186%	88%	107%	65%	244%	103%

Operations Ratios (1)
General and Administrative Expenses/Revenues	12.2%	11.9%	12.9%	11.8%	13.6%	12.5%	15.1%	13.5%	14.3%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.5%	1.9%	1.6%	1.5%	1.8%	1.7%	1.8%	1.5%	1.7%

(1)	See calculations and reconciliations of Non-GAAP financial measures

COUSINS PROPERTIES INCORPORATED
FUNDS FROM OPERATIONS — SUMMARY
($ in thousands, except per share)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD

NET OPERATING INCOME
OFFICE	69,280	17,676	17,920	17,764	19,432	72,792	18,608	18,780	37,388
RETAIL	31,982	8,754	8,714	7,255	7,054	31,777	8,488	7,443	15,931
INDUSTRIAL	1,568	533	615	1,092	1,385	3,625	1,050	911	1,961
OTHER	26	18	59	15	4	96	1	—	1

TOTAL NET OPERATING INCOME	102,856	26,981	27,308	26,126	27,875	108,290	28,147	27,134	55,281
SALES LESS COST OF SALES
MULTI-FAMILY RESIDENTIAL	5,327	2,293	1,880	1,612	2,113	7,898	2,174	53	2,227
RESIDENTIAL LOTS	1,012	650	499	478	819	2,446	226	398	624
TRACTS AND OUTPARCEL	3,366	5,422	1,104	(3)	3,533	10,056	70	27	97
OTHER INVESTMENT PROPERTY	58	—	—	—	—	—	—	—	—

TOTAL SALES LESS COST OF SALES	9,763	8,365	3,483	2,087	6,465	20,400	2,470	478	2,948

FEE INCOME	11,840	3,544	3,728	3,966	3,205	14,443	3,385	3,435	6,820
THIRD PARTY MANAGEMENT AND LEASING REVENUES	21,966	4,794	4,485	4,724	4,974	18,977	4,088	4,605	8,693
OTHER INCOME	3,025	124	190	256	694	1,264	513	644	1,157

TOTAL FEE AND OTHER INCOME	36,831	8,462	8,403	8,946	8,873	34,684	7,986	8,684	16,670

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,878)	(4,958)	(4,214)	(4,122)	(4,099)	(17,393)	(4,093)	(4,080)	(8,173)

REIMBURSED EXPENSES	(5,378)	(1,859)	(1,398)	(1,392)	(1,648)	(6,297)	(1,512)	(1,371)	(2,883)

SEPARATION EXPENSES	(3,257)	(68)	(33)	(202)	(742)	(1,045)	(101)	(77)	(178)

GENERAL AND ADMINISTRATIVE EXPENSES	(26,198)	(8,017)	(6,763)	(6,172)	(7,565)	(28,517)	(7,400)	(6,133)	(13,533)

GAIN (LOSS) ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,732	(592)	—	(9,235)	—	(9,827)	—	—	—

INTEREST EXPENSE	(45,328)	(10,680)	(11,233)	(9,889)	(9,630)	(41,432)	(8,736)	(8,505)	(17,241)

IMPAIRMENT LOSSES	(115,752)	—	(586)	—	(5,714)	(6,300)	(3,508)	(250)	(3,758)

OTHER EXPENSES	(16,674)	(996)	(3,363)	(1,563)	(121)	(6,043)	(1,400)	(1,353)	(2,753)

INCOME TAX (PROVISION) BENEFIT	(4,341)	1,146	(14)	(25)	(28)	1,079	64	(27)	37

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(3,428)	(577)	(468)	(447)	(419)	(1,911)	(568)	(377)	(945)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(6,454)

FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	19,018
WEIGHTED AVERAGE SHARES — BASIC	65,495	100,069	101,001	101,893	102,761	101,440	103,515	103,659	103,588
WEIGHTED AVERAGE SHARES — DILUTED	65,495	100,069	101,001	101,893	102,761	101,440	103,530	103,684	103,606
FFO PER SHARE- BASIC AND DILUTED	(1.40)	0.14	0.08	0.01	0.10	0.32	0.08	0.11	0.18

COUSINS PROPERTIES INCORPORATED
FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD

NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES :
TERMINUS 100	14,491	3,720	3,731	3,635	3,695	14,781	4,015	3,897	7,912
191 PEACHTREE TOWER	7,190	2,945	2,895	2,982	4,295	13,117	3,228	3,238	6,466
THE AMERICAN CANCER SOCIETY CENTER	13,062	2,675	2,736	2,796	2,611	10,818	2,771	2,995	5,766
ONE GEORGIA CENTER	4,305	1,029	1,025	1,027	1,020	4,101	1,067	1,009	2,076
MERIDIAN MARK PLAZA	3,822	917	924	910	935	3,686	895	946	1,841
LAKESHORE PARK PLAZA	2,186	561	521	527	594	2,203	546	505	1,051
555 NORTH POINT CENTER EAST	2,063	482	539	505	512	2,038	506	448	954
333 NORTH POINT CENTER EAST	1,685	406	422	352	395	1,575	419	456	875
200 NORTH POINT CENTER EAST	1,606	417	415	422	419	1,673	438	420	858
THE POINTS AT WATERVIEW	2,050	460	540	447	480	1,927	415	423	838
100 NORTH POINT CENTER EAST	1,391	319	459	373	373	1,524	307	373	680
600 UNIVERSITY PARK PLACE	1,553	418	349	322	437	1,526	182	300	482
INHIBITEX	896	224	222	225	225	896	225	224	449
GALLERIA 75	261	55	87	63	114	319	132	127	259
COSMOPOLITAN CENTER	554	115	126	110	164	515	106	95	201
OTHER	—	—	—	—	—	—	—	(4)	(4)

SUBTOTAL — OFFICE CONSOLIDATED	57,115	14,743	14,991	14,696	16,269	60,699	15,252	15,452	30,704

JOINT VENTURE PROPERTIES :
PALISADES WEST	4,968	1,215	1,240	1,223	1,334	5,012	1,511	1,512	3,023
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,616	894	904	963	918	3,679	933	992	1,925
TEN PEACHTREE PLACE	2,185	571	583	582	578	2,314	602	448	1,050
GATEWAY VILLAGE — PREFERRED RETURN	1,208	302	302	302	302	1,208	302	302	604
TERMINUS 200	58	—	(60)	50	29	19	14	67	81
PRESBYTERIAN MEDICAL PLAZA	68	16	12	19	15	62	14	15	29
OTHER	(53)	(22)	6	(18)	(18)	(52)	(19)	(14)	(33)

SUBTOTAL — OFFICE JOINT VENTURE	12,051	2,976	2,987	3,121	3,158	12,242	3,357	3,322	6,679

DISCONTINUED OPERATIONS :
8995 WESTSIDE PARKWAY	114	(43)	(58)	(53)	5	(149)	(1)	—	(1)
OTHER	—	—	—	—	—	—	—	6	6

SUBTOTAL — OFFICE DISCONTINUED	114	(43)	(58)	(53)	5	(149)	(1)	6	5

TOTAL — OFFICE NET OPERATING INCOME	69,280	17,676	17,920	17,764	19,432	72,792	18,608	18,780	37,388

COUSINS PROPERTIES INCORPORATED
FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD

RETAIL:
CONSOLIDATED PROPERTIES :
THE AVENUE FORSYTH	3,697	1,588	1,458	1,638	1,551	6,235	2,166	1,684	3,850
THE AVENUE WEBB GIN	5,583	1,484	1,214	1,307	1,290	5,295	1,463	1,322	2,785
THE AVENUE CARRIAGE CROSSING	4,800	1,082	1,503	1,396	1,257	5,238	1,254	1,023	2,277
TIFFANY SPRINGS MARKETCENTER	3,329	741	817	835	918	3,311	856	875	1,731
OTHER	—	—	—	—	—	—	—	(3)	(3)

SUBTOTAL — RETAIL CONSOLIDATED	17,409	4,895	4,992	5,176	5,016	20,079	5,739	4,901	10,640

JOINT VENTURE PROPERTIES :
THE AVENUE MURFREESBORO	3,995	1,071	1,117	1,082	1,135	4,405	1,233	1,153	2,386
CW INVESTMENTS	—	—	—	—	—	—	594	594	1,188
THE AVENUE EAST COBB	661	154	161	167	152	634	144	163	307
GREENBRIER MARKETCENTER	543	142	136	138	135	551	142	141	283
THE AVENUE WEST COBB	497	130	105	125	133	493	135	134	269
NORTH POINT MARKETCENTER	447	105	133	129	146	513	138	121	259
THE AVENUE VIERA	578	153	131	131	116	531	128	129	257
THE AVENUE PEACHTREE CITY	454	117	106	118	96	437	106	99	205
VIERA MARKETCENTER	205	48	50	51	52	201	49	53	102
LOS ALTOS MARKETCENTER	205	56	40	52	72	220	84	10	94
OTHER	—	—	—	—	—	—	—	(1)	(1)

SUBTOTAL — RETAIL JOINT VENTURE	7,585	1,976	1,979	1,993	2,037	7,985	2,753	2,596	5,349

DISCONTINUED OPERATIONS :
SAN JOSE MARKETCENTER	6,988	1,883	1,743	86	1	3,713	(4)	(54)	(58)

SUBTOTAL — RETAIL DISCONTINUED	6,988	1,883	1,743	86	1	3,713	(4)	(54)	(58)

TOTAL — RETAIL NET OPERATING INCOME	31,982	8,754	8,714	7,255	7,054	31,777	8,488	7,443	15,931

INDUSTRIAL :
KING MILL DISTRIBUTION PARK — BUILDING 3	1,047	339	418	470	558	1,785	537	529	1,066
LAKESIDE RANCH BUSINESS PARK — BUILDING 20	727	247	263	360	395	1,265	372	382	754

SUBTOTAL — INDUSTRIAL CONSOLIDATED	1,774	586	681	830	953	3,050	909	911	1,820

DISCONTINUED OPERATIONS :
JEFFERSON MILL BUSINESS PARK — BUILDING A	(206)	(53)	(66)	262	432	575	141	—	141

SUBTOTAL — INDUSTRIAL DISCONTINUED	(206)	(53)	(66)	262	432	575	141	—	141

TOTAL — INDUSTRIAL NET OPERATING INCOME	1,568	533	615	1,092	1,385	3,625	1,050	911	1,961

OTHER DISCONTINUED OPERATIONS NET OPERATING INCOME	(4)	—	—	—	—	—	—	—	-

OTHER CONSOLIDATED NET OPERATING INCOME	30	18	59	15	4	96	1	—	1

TOTAL NET OPERATING INCOME	102,856	26,981	27,308	26,126	27,875	108,290	28,147	27,134	55,281

COUSINS PROPERTIES INCORPORATED
FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD

SALES LESS COST OF SALES
MULTI-FAMILY SALES LESS COST OF SALES — CONSOLIDATED	5,212	2,176	1,835	1,447	1,967	7,425	2,157	20	2,177
MULTI-FAMILY SALES LESS COST OF SALES — JOINT VENTURES	115	117	45	165	146	473	17	33	50

SUBTOTAL — MULTI-FAMILY SALES LESS COST OF SALES	5,327	2,293	1,880	1,612	2,113	7,898	2,174	53	2,227

LOT SALES LESS COST OF SALES — CONSOLIDATED	481	130	41	81	322	574	46	4	50
LOT SALES LESS COST OF SALES — JOINT VENTURES	531	520	458	397	497	1,872	180	394	574

SUBTOTAL — LOT SALES LESS COST OF SALES	1,012	650	499	478	819	2,446	226	398	624

TRACT SALES LESS COST OF SALES — CONSOLIDATED	1,185	697	1,002	(1)	(1)	1,697	—	—	—
TRACT SALES LESS COST OF SALES — JOINT VENTURES	264	46	102	2	3,457	3,607	20	27	47
OUTPARCEL SALES LESS COST OF SALES — CONSOLIDATED	1,917	4,593	—	—	77	4,670	50	—	50
OUTPARCEL SALES LESS COST OF SALES — JOINT VENTURE	—	86	—	(4)	—	82	—	—	—

SUBTOTAL — TRACT AND OUTPARCEL SALES LESS COST OF SALES	3,366	5,422	1,104	(3)	3,533	10,056	70	27	97
SUBTOTAL — INDUSTRIAL CONSOLIDATED
OTHER INVESTMENT PROPERTY LESS COST OF SALES — CONSOLIDATED	58	—	—	—	—	—	—	—	—

TOTAL SALES LESS COST OF SALES	9,763	8,365	3,483	2,087	6,465	20,400	2,470	478	2,948

FEE INCOME
DEVELOPMENT FEES	2,317	356	493	663	501	2,013	532	612	1,144
MANAGEMENT FEES	8,729	2,748	2,199	2,230	2,485	9,662	2,377	2,176	4,553
LEASING & OTHER FEES	794	440	1,036	1,073	219	2,768	476	647	1,123

TOTAL — FEE INCOME	11,840	3,544	3,728	3,966	3,205	14,443	3,385	3,435	6,820

THIRD PARTY MANAGEMENT AND LEASING REVENUES
DEVELOPMENT FEES	1,042	249	285	293	412	1,239	249	271	520
MANAGEMENT FEES	15,914	3,690	3,437	3,239	3,173	13,539	3,359	3,341	6,700
LEASING & OTHER FEES	5,010	855	763	1,192	1,389	4,199	480	993	1,473

TOTAL — THIRD PARTY MANAGEMENT AND LEASING REVENUES	21,966	4,794	4,485	4,724	4,974	18,977	4,088	4,605	8,693

OTHER INCOME
TERMINATION FEES	1,717	8	33	26	447	514	394	369	763
INTEREST AND OTHER INCOME — CONTINUING OPERATIONS	1,255	116	138	219	242	715	119	187	306
INTEREST AND OTHER INCOME — DISCONTINUED OPERATIONS	53	—	19	11	5	35	—	88	88

TOTAL INTEREST INCOME & OTHER	3,025	124	190	256	694	1,264	513	644	1,157

TOTAL FEE AND OTHER INCOME	36,831	8,462	8,403	8,946	8,873	34,684	7,986	8,684	16,670

COUSINS PROPERTIES INCORPORATED
FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts and percentages)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(17,878)	(4,958)	(4,214)	(4,122)	(4,099)	(17,393)	(4,093)	(4,080)	(8,173)

REIMBURSED EXPENSES	(5,378)	(1,859)	(1,398)	(1,392)	(1,648)	(6,297)	(1,512)	(1,371)	(2,883)

SEPARATION EXPENSES	(3,257)	(68)	(33)	(202)	(742)	(1,045)	(101)	(77)	(178)

GENERAL AND ADMINISTRATIVE EXPENSES	(26,198)	(8,017)	(6,763)	(6,172)	(7,565)	(28,517)	(7,400)	(6,133)	(13,533)

GAIN (LOSS) ON DEBT EXTINGUISHMENT AND INTEREST RATE SWAP	9,732	(592)	—	(9,235)	—	(9,827)	—	—	—

INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,982)	(2,215)	(2,240)	(2,263)	(2,264)	(8,982)	(2,215)	(2,240)	(4,455)
TERMINUS 100	(11,208)	(2,802)	(2,802)	(2,802)	(2,729)	(11,135)	(1,842)	(1,835)	(3,677)
CREDIT FACILITY, UNSECURED (LIBOR LIBOR + 1.75% to 2.25%)	(8,599)	(1,037)	(1,277)	(1,528)	(1,393)	(5,235)	(1,475)	(1,480)	(2,955)
MERIDIAN MARK PLAZA	(1,886)	(465)	(462)	(425)	(411)	(1,763)	(409)	(408)	(817)
333 & 555 NORTH POINT CENTER EAST	(1,966)	(482)	(479)	(475)	(470)	(1,906)	(471)	(317)	(788)
LAKESHORE PARK PLAZA	(1,132)	(280)	(278)	(278)	(276)	(1,112)	(275)	(273)	(548)
THE POINTS AT WATERVIEW	(1,007)	(248)	(247)	(245)	(243)	(983)	(242)	(240)	(482)
600 UNIVERSITY PARK PLACE	(950)	(235)	(234)	(232)	(232)	(933)	(230)	(229)	(459)
100 NORTH POINT CENTER EAST	(681)	(170)	(170)	(170)	(169)	(679)	(169)	(168)	(337)
200 NORTH POINT CENTER EAST	(681)	(170)	(170)	(170)	(169)	(679)	(169)	(168)	(337)
OTHER	(1,945)	(61)	(61)	(58)	(55)	(235)	(47)	—	(47)
UNSECURED TERM LOAN (LIBOR + 0.70% to 1.20%)	(6,092)	(1,616)	(1,866)	(56)	—	(3,538)	—	—	—
CAPITALIZED	3,736	—	—	—	—	—	—	—	—

SUBTOTAL — CONSOLIDATED	(41,393)	(9,781)	(10,286)	(8,702)	(8,411)	(37,180)	(7,544)	(7,358)	(14,902)

JOINT VENTURE DEBT :
THE AVENUE MURFREESBORO	(861)	(197)	(251)	(489)	(472)	(1,409)	(458)	(417)	(875)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,501)	(371)	(369)	(367)	(365)	(1,472)	(364)	(361)	(725)
TEN PEACHTREE PLACE	(766)	(189)	(189)	(188)	(186)	(752)	(184)	(183)	(367)
TERMINUS 200	—	—	(3)	(34)	(118)	(155)	(89)	(93)	(182)
THE AVENUE EAST COBB	(339)	(84)	(83)	(57)	(22)	(246)	(49)	(49)	(98)
TEMCO ASSOCIATES	(122)	(26)	(27)	(27)	(29)	(109)	(26)	(26)	(52)
CL REALTY	(215)	(32)	(25)	(25)	(27)	(109)	(22)	(18)	(40)
OTHER	(130)	—	—	—	—	—	—	—	—

SUBTOTAL — JOINT VENTURE	(3,934)	(899)	(947)	(1,187)	(1,219)	(4,252)	(1,192)	(1,147)	(2,339)

TOTAL INTEREST EXPENSE	(45,328)	(10,680)	(11,233)	(9,889)	(9,630)	(41,432)	(8,736)	(8,505)	(17,241)

IMPAIRMENT LOSSES
IMPAIRMENT LOSS — CONSOLIDATED	(40,512)	—	(586)	—	(1,968)	(2,554)	(3,508)	—	(3,508)
IMPAIRMENT LOSS — OTHER	(24,182)	—	—	—	(3,746)	(3,746)	—	—	—
IMPAIRMENT LOSS — JOINT VENTURE INVESTMENTS	(51,058)	—	—	—	—	—	—	(250)	(250)

TOTAL — IMPAIRMENT LOSSES	(115,752)	—	(586)	—	(5,714)	(6,300)	(3,508)	(250)	(3,758)

OTHER EXPENSES
PROPERTY TAXES & OTHER HOLDING COSTS	(4,830)	(825)	(834)	(805)	(694)	(3,158)	(803)	(555)	(1,358)
PREDEVELOPMENT & OTHER	(8,313)	(37)	(2,168)	(104)	1,051	(1,258)	(59)	(117)	(176)
MINORITY INTEREST EXPENSE	(2,252)	(526)	(584)	(696)	(734)	(2,540)	(581)	(681)	(1,262)
OTHER — JOINT VENTURE	(1,279)	392	223	42	256	913	43	—	43

TOTAL — OTHER EXPENSES	(16,674)	(996)	(3,363)	(1,563)	(121)	(6,043)	(1,400)	(1,353)	(2,753)

INCOME TAX (PROVISION) BENEFIT	(4,341)	1,146	(14)	(25)	(28)	1,079	64	(27)	37

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(3,366)	(567)	(462)	(441)	(414)	(1,884)	(563)	(372)	(935)
DISCONTINUED OPERATIONS	(16)	(4)	(1)	0	—	(5)	—	—	—
SHARE OF UNCONSOLIDATED JOINT VENTURES	(46)	(6)	(5)	(6)	(5)	(22)	(5)	(5)	(10)

TOTAL — NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(3,428)	(577)	(468)	(447)	(419)	(1,911)	(568)	(377)	(945)

PREFERRED STOCK DIVIDENDS	(12,907)	(3,227)	(3,227)	(3,226)	(3,227)	(12,907)	(3,227)	(3,227)	(6,454)

FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	19,018
WEIGHTED AVERAGE SHARES — BASIC	65,495	100,069	101,001	101,893	102,761	101,440	103,515	103,659	103,588
WEIGHTED AVERAGE SHARES — DILUTED	65,495	100,069	101,001	101,893	102,761	101,440	103,530	103,684	103,606
FFO PER SHARE — BASIC AND DILUTED	(1.40)	0.14	0.08	0.01	0.10	0.32	0.08	0.11	0.18

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
OPERATING PROPERTIES
As of and For the Three Months ended June 30, 2011

				Company Share
							Property
			Company’s	% of Total		Weighted	Level
	Metropolitan	Rentable	Ownership	Net Operating	Percent	Average	Debt
Property Description	Area	Square Feet	Interest	Income	Leased	Occupancy (1)	($000)
I. OFFICE PROPERTIES
Terminus 100	Atlanta	655,000	100.00%	14%	97%	97%	139,190
191 Peachtree Tower	Atlanta	1,221,000	100.00%	12%	80%	74%	—
The American Cancer Society Center (4)	Atlanta	996,000	100.00%	11%	91%	93%	136,000
One Georgia Center (3)	Atlanta	376,000	100.00%	4%	97%	97%	—
Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	50.00%	4%	100%	100%	24,087
Meridian Mark Plaza	Atlanta	160,000	100.00%	3%	97%	95%	26,725
333 North Point Center East	Atlanta	130,000	100.00%	2%	98%	98%	—
Ten Peachtree Place (2)	Atlanta	260,000	50.00%	2%	100%	99%	13,245
555 North Point Center East	Atlanta	152,000	100.00%	2%	98%	98%	—
100 North Point Center East	Atlanta	128,000	100.00%	1%	94%	94%	12,329
Inhibitex	Atlanta	51,000	100.00%	1%	100%	100%	—
200 North Point Center East	Atlanta	130,000	100.00%	1%	100%	100%	12,328
Galleria 75	Atlanta	111,000	100.00%	0%	67%	66%	—
Cosmopolitan Center	Atlanta	84,000	100.00%	0%	54%	93%	—
Terminus 200 (2)	Atlanta	566,000	20.00%	0%	85%	31%	10,172

GEORGIA		5,378,000		57%	90%	88%	374,076

Palisades West	Austin	373,000	50.00%	6%	97%	97%	—
The Points at Waterview	Dallas	203,000	100.00%	2%	84%	84%	16,366

TEXAS		576,000		8%	90%	90%	16,366

Lakeshore Park Plaza (3)(5)	Birmingham	197,000	100.00%	2%	91%	90%	17,356
600 University Park Place (3)	Birmingham	123,000	100.00%	1%	89%	80%	12,163

ALABAMA		320,000		3%	90%	86%	29,519

Gateway Village (2)	Charlotte	1,065,000	50.00%	1%	100%	100%	45,088
Presbyterian Medical Plaza	Charlotte	69,000	11.50%	0%	78%	78%	—

NORTH CAROLINA		1,134,000		1%	100%	100%	45,088

TOTAL OFFICE PROPERTIES		7,408,000		69%	91%	89%	465,049

II. RETAIL PROPERTIES
The Avenue Forsyth (3)	Atlanta	523,000	100.00%	6%	88%	68%	—
The Avenue Webb Gin	Atlanta	322,000	100.00%	5%	90%	87%	—
The Avenue West Cobb	Atlanta	255,000	11.50%	1%	97%	96%	—
The Avenue East Cobb	Atlanta	230,000	11.50%	1%	95%	92%	4,178
North Point MarketCenter	Atlanta	401,000	10.32%	0%	99%	97%	—
The Avenue Peachtree City	Atlanta	183,000	11.50%	0%	91%	88%	—

GEORGIA		1,914,000		13%	90%	77%	4,178

The Avenue Carriage Crossing (3)	Memphis	511,000	100.00%	4%	89%	87%	—
The Avenue Murfreesboro	Nashville	751,000	50.00%	4%	86%	85%	50,362
Mt. Juliet Village (2)	Nashville	91,000	50.50%	1%	77%	77%	3,106
The Shops of Lee Village (2)	Nashville	74,000	50.50%	1%	79%	77%	2,803
Creek Plantation Village (2)	Chattanooga	78,000	50.50%	0%	91%	91%	3,158

TENNESSEE		1,505,000		10%	87%	86%	59,429
Tiffany Springs MarketCenter (3)	Kansas City	238,000	100.00%	3%	82%	81%	—

MISSOURI		238,000		3%	82%	81%	—

Highland City Town Center (2)	Lakeland	96,000	50.50%	1%	87%	87%	5,438
The Avenue Viera	Viera	332,000	11.50%	0%	96%	94%	—
Viera MarketCenter	Viera	178,000	11.50%	0%	100%	94%	—

FLORIDA		606,000		1%	93%	91%	5,438

Greenbrier MarketCenter	Chesapeake	376,000	10.32%	1%	100%	100%	—

VIRGINIA		376,000		1%	100%	100%	—

Los Altos MarketCenter	Long Beach	157,000	10.32%	0%	100%	83%	—

CALIFORNIA		157,000		0%	100%	83%	—

TOTAL RETAIL PROPERTIES		4,796,000		28%	88%	82%	69,045

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
OPERATING PROPERTIES
As of and For the Three Months ended June 30, 2011

				Company Share
							Property
			Company’s	% of Total		Weighted	Level
	Metropolitan	Rentable	Ownership	Net Operating	Percent	Average	Debt
Property Description	Area	Square Feet	Interest	Income	Leased	Occupancy (1)	($000)
III. INDUSTRIAL PROPERTIES
King Mill Distribution Park — Building 3 (3)	Atlanta	796,000	100.00%	2%	100%	100%	—

GEORGIA		796,000		2%	100%	100%	—

Lakeside Ranch Business Park — Building 20 (3)	Dallas	749,000	100.00%	1%	91%	77%	—

TEXAS		749,000		1%	91%	77%	—

TOTAL INDUSTRIAL PROPERTIES		1,545,000		3%	96%	89%	—

TOTAL PORTFOLIO		13,749,000		100%	91%	87%	534,094

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.

(2)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(3)	This property is shown as 100% as it is owned through a consolidated joint venture. The joint venture is with a third party who has contributed equity and the joint venture partner may receive distributions from the venture in connection with its equity ownership.

(4)	Approximately 84,000 of the square footage leased and occupied is on a month to month lease and will be terminated once tenant completes buildout of new space.

(5)	The Company repaid this mortgage note in full on July 1, 2011.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY PERFORMANCE (1)
($ in thousands)

	Three Months Ended			Q2 ’11 vs	Q2 ’11 vs
	June 30,	June 30,	March 31,	Q2 ’10	Q1 ’11
	2011	2010	2011	% Change	% Change
Rental Property Revenues (2)
Office	32,091	31,387	31,310	2.2%	2.5%
Retail	10,924	10,627	10,897	2.8%	0.2%

Total Rental Property Revenues	43,014	42,014	42,207	2.4%	1.9%

Rental Property Operating Expenses (2)
Office	13,364	13,356	12,695	0.1%	5.3%
Retail	4,016	3,659	3,400	9.8%	18.1%

Total Rental Property Operating Expenses	17,380	17,015	16,095	2.1%	8.0%

Same Property Net Operating Income
Office	18,726	18,031	18,615	3.9%	0.6%
Retail	6,908	6,968	7,498	-0.9%	-7.9%

Total Same Property Net Operating Income	25,634	25,000	26,112	2.5%	-1.8%

	Three Months Ended			Q2 ’11 vs	Q2 ’11 vs
	June 30,	June 30,	March 31,	Q2 ’10	Q1 ’11
	2011	2010	2011	% Change	% Change
Cash Basis Same Property Net Operating Income (3)
Office	16,675	16,988	17,154	-1.8%	-2.8%
Retail	6,679	6,746	7,181	-1.0%	-7.0%

Total Cash Basis Same Property Net Operating Income	23,354	23,734	24,334	-1.6%	-4.0%

	Six Months Ended
	June 30,	June 30,
	2011	2010	% Change
Rental Property Revenues (2)
Office	63,401	61,833	2.5%
Retail	21,821	21,145	3.2%

Total Rental Property Revenues	85,222	82,978	2.7%

Rental Property Operating Expenses
Office	26,060	26,069	0.0%
Retail	7,416	7,302	1.6%

Total Rental Property Operating Expenses	33,476	33,371	0.3%

Same Property Net Operating Income
Office	37,341	35,764	4.4%
Retail	14,405	13,842	4.1%

Total Same Property Net Operating Income	51,746	49,607	4.3%

	Six Months Ended
	June 30,	June 30,
	2011	2010	% Change
Cash Basis Same Property Net Operating Income (3)
Office	33,829	33,864	-0.1%
Retail	13,860	13,278	4.4%

Total Cash Basis Same Property Net Operating Income	47,689	47,143	1.2%

(1)	Same Properties include those office and retail properties that were operational on January 1, 2010, excluding properties subsequently sold.

(2)	Rental Property Revenues and Expenses includes rental property revenues and expenses of the Company and its share of unconsolidated joint ventures.

(3)	Cash Basis Same Property Net Operating Income is Net Operating Income of the Company and its share of unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of June 30, 2011
OFFICE
As of June 30, 2011, the Company’s office portfolio included 21 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately seven years as of June 30, 2011. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2020 &
	2011	2012	2013	2014	2015	2016	2017	2018	2019	Thereafter	Total
Company Share
Square Feet Expiring (3)	276,905	178,476	549,669	288,851	443,798	706,665	482,551	273,120	540,155	1,580,307	5,320,497
% of Leased Space	6%	3%	10%	6%	8%	13%	9%	5%	10%	30%	100%
Annual Contractual
Rent ($000’s) (1)	$4,304	$3,396	$12,564	$5,922	$9,519	$13,681	$12,571	$7,920	$12,476	$38,290	$120,643
Annual Contractual
Rent/Sq. Ft. (1)	$15.54	$19.03	$22.86	$20.50	$21.45	$19.36	$26.05	$29.00	$23.10	$24.23	$22.68
RETAIL
As of June 30, 2011, the Company’s retail portfolio included 17 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of June 30, 2011. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2020 &
	2011	2012	2013	2014	2015	2016	2017	2018	2019	Thereafter	Total
Company Share
Square Feet Expiring (2)	53,088	85,196	71,221	99,124	103,944	280,583	131,490	329,465	319,686	615,161	2,088,958
% of Leased Space	3%	4%	3%	5%	5%	13%	6%	16%	15%	30%	100%
Annual Contractual
Rent ($000’s) (1)	$1,075	$1,426	$1,726	$1,993	$2,310	$6,275	$3,249	$7,402	$6,796	$7,496	$39,748
Annual Contractual
Rent/Sq. Ft. (1)	$20.24	$16.74	$24.24	$20.10	$22.22	$22.37	$24.71	$22.47	$21.26	$12.18	$19.03

(1)	Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.

(2)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

(3)	Subsequent to quarter end, AGL Services Company renewed for 238,000 square feet extending their lease to 2026 and Bombardier renewed for 86,000 square feet extending their lease to 2023.

COUSINS PROPERTIES INCORPORATED
TOP 20 TENANTS
As of June 30, 2011

		Company Share of
		Annualized Base	Average Remaining
Tenant (1)	Product Type	Rent (2)	Lease Term (Years)
1. Deloitte & Touche	Office	4.4%	12.9
2. Georgia Department of Transportation	Office	3.8%	8.1
3. American Cancer Society	Office	3.3%	11.0
4. US South Communications (3)	Office	3.2%	7.3
5. AGL Services Company (4)	Office	2.4%	1.8
6. Internap Network Services	Office	2.3%	8.8
7. Morgan Stanley	Office	2.0%	6.0
8. MedAssets Net Revenue Systems, LLC	Office	1.9%	3.8
9. Dimensional Fund Advisors	Office	1.9%	12.3
10. Briggs & Stratton Corporation	Industrial	1.6%	3.3
11. Bombardier Aerospace Corporation (5)	Office	1.5%	1.7
12. CB Richard Ellis, Inc.	Office	1.5%	8.0
13. Bank of America (6)	Office	1.4%	5.4
14. Emory University	Office	1.4%	5.7
15. Northside Hospital	Office	1.3%	3.5
16. Wells Fargo Bank, N.A.	Office	1.2%	4.8
17. Cumulus Media, Inc.	Office	1.2%	6.4
18. Premiere Global Services, Inc.	Office	1.2%	7.2
19. HD Supply Facilities Maintenance, LTD.	Industrial	1.1%	5.9
20. Barnes & Noble	Retail	1.1%	4.8

Total of Top 20 Tenants		39.8%	7.2

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.

(3)	Approximately 84,000 of the square footage leased and occupied is on a month to month lease and will be terminated once tenant completes buildout of new space.

(4)	Subsequent to quarter end, AGL Services Company renewed for 238,000 square feet extending the lease to 2026.

(5)	Subsequent to quarter end, Bombardier Aerospace Corporation renewed for 86,000 square feet extending the lease to 2023.

(6)	The Company’s economic exposure for this tenant is limited through a joint venture arrangement to a fixed return.
NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of June 30, 2011
($ in millions)

								Estimated
		Cousins’	Estimated Project	Project Cost	Number of Apartment	%	Estimated	Stabilization
Project	Location	Ownership %	Cost (2)	Incurred to Date	Units/Square Feet	Leased	Opening (3)	Date (4)
Emory Point (Phase I)	Atlanta, GA	75%	$102.3	$16.8

Apartments	—	—	—	—	443	N/A	3Q 12	2Q 14
Retail	—	—	—	—	80,087	33%	4Q 12	2Q 13

(1)	This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for opening and stabilization are also estimates and are subject to change as the project proceeds through the development process.

(2)	Amount represents 100% of the estimated phase I project cost. The project is being funded with a combination of equity from the partners and a $61.1 million construction loan. The project will be funded by equity contributions until the partners have contributed their required equity amounts. All subsequent funding is expected to come from the construction loan. As of June 30, 2011, $1,000 was outstanding under the construction loan.

(3)	Estimated opening represents the quarter within which the Company estimates the first retail space to be open for operations and the quarter the Company estimates apartment units to be occupied.

(4)	Estimated stabilization represents the quarter within which the Company estimates it will achieve 95% economic occupancy on the retail space and 93% on the apartments.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF COMMERCIAL LAND HELD
As of June 30, 2011

		Company’s	Developable	Cost
	Metropolitan	Ownership	Land Area	Basis
Property Description	Area	Interest	(Acres)	($000) (1)
Wildwood Office Park	Atlanta	50.00%	36	$21,186

Terminus	Atlanta	100.00%	4	12,652	(2)

615 Peachtree Street	Atlanta	100.00%	2	12,492	(2)

The Avenue Forsyth (3) (4)	Atlanta	100.00%	15	10,442	(2)

King Mill Distribution Park	Atlanta	100.00%	86	10,089	(2)

Jefferson Mill Business Park	Atlanta	100.00%	117	9,196	(2)

549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1	8,794	(2)

North Point	Atlanta	100.00%	42	6,565	(2)

Wildwood Office Park	Atlanta	100.00%	23	1,014	(2)

The Avenue Webb Gin (3)	Atlanta	100.00%	2	946	(2)

Georgia			328	93,376

Round Rock Land	Austin	100.00%	60	17,115	(2)

Lakeside Ranch Business Park (5)	Dallas	100.00%	51	9,821	(2)

Research Park V	Austin	100.00%	6	4,968	(2)

Lancaster (5)	Dallas	100.00%	47	4,844	(2)

Texas			164	36,748

The Avenue Murfreesboro (3) (5)	Nashville	50.00%	6	4,099

The Avenue Carriage Crossing (3) (5)	Memphis	100.00%	2	1,969	(2)

The Shops of Lee Village (3) (5)	Nashville	50.50%	6	1,944

Tennessee			14	8,012

Highland City Town Center (3) (5)	Lakeland	50.50%	56	5,469

Florida			56	5,469

TOTAL COMMERCIAL LAND HELD			562	$143,605

COMPANY’S SHARE OF TOTAL			510	$116,700

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(2)	The cost basis of these consolidated properties aggregates to $110,907,000. Including the basis of the Blalock acreage of $9,650,000, which is included on the Inventory of Lots and Acres in Residential Projects schedule, these properties total $120,557,000, which is reflected on the Condensed Consolidated Balance Sheet.

(3)	Land is adjacent to an existing retail center and will either be sold or developed as an additional phase of the retail center.

(4)	A portion of the developable land area is owned 100% by the Company and a portion is owned 88.5% by a consolidated joint venture.

(5)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS
As of June 30, 2011

		Company’s	Lots			Tracts (2)		Cost
		Ownership	Estimated to	Total	Remaining	Sold since		Basis
Description	Metropolitan Area	Interest	be Developed (1)	Sold	to be Sold	Inception	Remaining	($000’s) (3)
Blalock Lakes (6)	Atlanta	100.00%	154	20	134	—	1,205	$49,665	(4)
The Georgian	Atlanta	37.50%	1,385	289	1,096	—	—	23,637
Seven Hills	Atlanta	50.00%	1,081	640	441	1,070	113	16,392
Callaway Gardens (5) (6)	Pine Mountain	100.00%	559	30	529	—	—	15,652	(4)
Paulding County	Atlanta	50.00%	—	—	—	783	5,712	14,810
West Park	Atlanta	50.00%	84	21	63	—	—	5,332
The Lakes at Cedar Grove	Atlanta	100.00%	906	727	179	—	—	4,654	(4)
Tillman Hall	Atlanta	100.00%	29	7	22	—	—	2,534	(4)
Harris Place	Atlanta	50.00%	27	18	9	—	—	652
River’s Call	Atlanta	100.00%	107	95	12	—	—	481	(4)
Longleaf at Callaway (6)	Pine Mountain	100.00%	138	125	13	—	—	389	(4)
Bentwater	Atlanta	50.00%	1,676	1,671	5	—	—	16

Georgia			6,146	3,643	2,503	1,853	7,030	134,214

Southern Trails	Houston	40.00%	1,027	468	559	114	—	16,974
Long Meadow Farms	Houston	18.75%	2,083	758	1,325	133	113	13,274
Waterford Park	Houston	50.00%	210	—	210	—	90	8,707
Padre Island	Corpus Christi	50.00%	—	—	—	—	15	7,545
Summer Lakes	Houston	50.00%	1,130	373	757	56	—	6,854
Village Park	Dallas/Fort Worth	50.00%	571	356	215	3	2	7,428
Bar C Ranch	Dallas/Fort Worth	50.00%	1,199	265	934	—	—	6,514
Summer Creek Ranch	Dallas/Fort Worth	50.00%	1,274	796	478	624	71	5,074
Stonewall Estates	San Antonio	25.00%	388	280	108	—	—	4,754
Village Park North	Dallas/Fort Worth	50.00%	189	72	117	23	—	2,344
Stillwater Canyon	Dallas/Fort Worth	50.00%	335	225	110	—	—	2,325

Texas			8,406	3,593	4,813	953	291	81,793

Bridle Path Estates	Tampa/St. Petersburg	50.00%	87	—	87	—	—	3,022
Creekside Oaks	Tampa/St. Petersburg	50.00%	301	171	130	—	—	2,855
Manatee River Plantation	Tampa/St. Petersburg	50.00%	457	348	109	—	—	2,104

Florida			845	519	326	—	—	7,981

TOTAL INVENTORY OF LOTS AND TRACTS IN RESIDENTIAL PROJECTS			15,397	7,755	7,642	2,806	7,321	$223,988

COMPANY SHARE OF TOTAL			7,621	3,990	3,632	1,350	4,228	$131,705

(1)	This estimate represents the total projected development capacity for a development on owned land currently anticipated to be developed as lots. The lot numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Tracts represents acres of land that may be sold to third parties in large tracts for residential, multi-family or commercial development.

(3)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(4)	The cost basis of these consolidated properties aggregates to $73,375,000. Excluding the basis of the Blalock acreage of $9,650,000, these properties total $63,725,000, which is reflected on the Condensed Consolidated Balance Sheet.

(5)	Company’s ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(6)	All lots at Longleaf at Callaway and certain lots at Callaway Gardens and Blalock Lakes are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company defers some or all profits until houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
As of June 30, 2011
($ in thousands)

			Rate										Company’s
	Ownership		End of	Maturity		Company’s Share of Debt Maturities and Principal Payments							Share
Description (Interest Rate Base, if not fixed)	Percentage		Quarter	Date		2011	2012	2013	2014	2015	Thereafter	Total	Recourse (1)
CONSOLIDATED DEBT
Floating Rate Debt
Credit Facility, Unsecured (LIBOR + 1.75%-2.25%; $350mm facility) (2)	100.00%		2.19%	8/29/2012		—	125,400	—	—	—	—	125,400	125,400

Total Floating Rate Debt						—	125,400	—	—	—	—	125,400	125,400

Fixed Rate Debt
600 University Park Place	100.00%		7.38%	8/10/2011		12,163	—	—	—	—	—	12,163	—
100/200 North Point Center East	100.00%		5.39%	6/1/2012		179	24,478	—	—	—	—	24,657	—
Lakeshore Park Plaza	100.00%		5.89%	8/1/2012	(3)	193	17,163	—	—	—	—	17,356	—
Callaway Gardens	100.00%		4.13%	11/18/2013		—	—	177	—	—	—	177	—
The Points at Waterview	100.00%		5.66%	1/1/2016		231	484	512	541	573	14,025	16,366	—
The American Cancer Society Center (4)	100.00%		6.45%	9/1/2017		350	1,408	1,528	1,631	1,741	129,342	136,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/2020		171	359	381	405	430	24,979	26,725	—
Terminus 100	100.00%		5.25%	1/1/2023		996	2,071	2,182	2,300	2,424	129,217	139,190	—

Total Fixed Rate Date						14,283	45,963	4,780	4,877	5,168	297,563	372,634	—

TOTAL CONSOLIDATED DEBT						14,283	171,363	4,780	4,877	5,168	297,563	498,034	125,400

UNCONSOLIDATED SECURED DEBT

Floating Rate Debt
Summer Lakes (Prime + 1.5%)	50.00%		4.75%	8/22/2011		289	—	—	—	—	—	289	—
Waterford Park (Prime + 1.5%)	50.00%		4.75%	11/8/2011		574	—	—	—	—	—	574	—
Bentwater Links (LIBOR + 6.5%)	50.00%		6.69%	5/23/2012		—	1,430	—	—	—	—	1,430	—
CF Murfreesboro Associates (LIBOR + 3.0%; $113.2mm facility)	50.00%		3.19%	7/20/2013		—	—	50,362	—	—	—	50,362	26,220
Terminus 200 (LIBOR + 2.5%; $92mm facility)	20.00%		2.69%	12/31/2013		—	—	10,172	—	—	—	10,172	—
Emory Point (LIBOR + 1.85%, $61.1mm facility)	75.00%		2.04%	6/28/2014	(6)	—	—	—	1	—	—	1	—
Highland City Town Center (LIBOR + 2.65%)	50.50	%(5)	2.84%	1/1/2016	(6)	49	103	109	116	123	4,938	5,438	—
Creek Plantation Village (LIBOR + 2.65%)	50.50	%(5)	2.84%	1/1/2016	(6)	29	60	64	67	71	2,867	3,158	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50	%(5)	3.04%	1/1/2016	(6)	—	—	50	56	59	2,941	3,106	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50	%(5)	3.04%	1/1/2016	(6)	—	—	45	50	53	2,655	2,803	1,388

Total Floating Rate Debt						941	1,593	60,802	290	306	13,401	77,333	29,146

Fixed Rate Debt
Emory University Hospital Midtown Medical Office Tower	50.00%		5.90%	6/1/2013		271	568	23,248	—	—	—	24,087	—
Ten Peachtree Place	50.00%		5.39%	4/1/2015		149	311	329	347	12,109	—	13,245	—
Gateway Village	50.00%		6.41%	12/1/2016		3,539	7,427	7,917	8,440	8,997	8,768	45,088	—
The Avenue East Cobb	11.50%		4.52%	12/1/2017		34	71	74	78	81	3,840	4,178	—

Total Fixed rate debt						3,993	8,377	31,568	8,865	21,187	12,608	86,598	-

TOTAL UNCONSOLIDATED DEBT						$4,934	$9,970	$92,370	$9,155	$21,493	$26,009	$163,931	$29,146

TOTAL DEBT						$19,217	$181,333	$97,150	$14,032	$26,661	$323,572	$661,965	$154,546

TOTAL MATURITIES (7)						$13,026	$168,471	$83,959	$1	$12,109	$298,604	$576,170

% OF MATURITIES						2%	29%	15%	0%	2%	52%	100%

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
As of June 30, 2011
($ in thousands)

Floating and Fixed Rate Debt Analysis
			Stated Weighted	Weighted Average
		% of Total Debt	Average Rate	Maturity (Years)
Floating Rate Debt	$202,733	31%	2.56%	1.7
Fixed Rate Debt	459,232	69%	5.90%	6.9

Total Debt	$661,965	100%	4.87%	5.3

Unsecured and Secured Debt Analysis
			Stated Weighted	Weighted Average
		% of Total Debt	Average Rate	Maturity (Years)
Unsecured Debt	$125,400	19%	2.19%	1.2
Secured Debt	536,565	81%	5.50%	6.3

Total Debt	$661,965	100%	4.87%	5.3

(1)	Non-recourse loans are subject to customary carve-outs.

(2)	Total borrowing capacity of the Credit Facility at June 30, 2011 was $345.4 million based on certain covenant calculations. The spread over LIBOR at June 30, 2011 was 2% based on covenant calculations.

(3)	The Company repaid this mortgage note in full on July 1, 2011.

(4)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.

(5)	The ownership percentage and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.

(6)	These loans may be extended for two additional one-year terms, provided certain conditions are met.

(7)	Maturities include lump sum principal payments due at the maturity date of debt. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD

2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	2,745	334	954	2,378	1,697	5,363	1,896	6,357	8,253
SECOND GENERATION BUILDING IMPROVEMENTS	1,339	81	270	192	81	624	25	24	49

	4,084	415	1,224	2,570	1,778	5,987	1,921	6,381	8,302

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	2,415	594	500	767	752	2,613	51	44	95

TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	6,499	1,009	1,724	3,337	2,530	8,600	1,972	6,425	8,397

NET OPERATING INCOME:
OFFICE CONSOLIDATED PROPERTIES	57,163	14,743	14,991	14,696	16,269	60,699	15,252	15,452	30,704
RETAIL CONSOLIDATED PROPERTIES	17,411	4,895	4,992	5,176	5,016	20,079	5,739	4,901	10,640
INDUSTRIAL CONSOLIDATED PROPERTIES	1,774	586	681	830	953	3,050	909	911	1,820
OTHER RENTAL OPERATIONS — CONSOLIDATED	30	18	59	15	4	96	1	—	1

NET OPERATING INCOME — CONSOLIDATED	76,378	20,242	20,723	20,717	22,242	83,924	21,900	21,264	43,164

RENTAL PROPERTY REVENUES	139,504	34,773	35,969	35,946	36,013	142,701	36,148	36,736	72,884
RENTAL PROPERTY OPERATING EXPENSES	(63,176)	(14,531)	(15,246)	(15,229)	(13,771)	(58,777)	(14,248)	(15,472)	(29,720)

NET OPERATING INCOME — CONSOLIDATED	76,328	20,242	20,723	20,717	22,242	83,924	21,900	21,264	43,164

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	10,283	2,440	2,291	432	463	5,626	145	(48)	97
RENTAL PROPERTY OPERATING EXPENSES	(3,391)	(653)	(672)	(136)	(25)	(1,486)	(9)	—	(9)

NET OPERATING INCOME	6,892	1,787	1,619	296	438	4,139	136	(48)	88
INTEREST AND OTHER INCOME	53	—	19	11	5	35	—	88	88
INTEREST EXPENSE	(1,552)	—	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(4)	(1)	—	—	(5)	—	—	—

FFO	5,378	1,783	1,637	307	443	4,169	136	40	176

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(2,926)	(719)	(333)	(180)	(190)	(1,422)	(64)	—	(64)

INCOME FROM DISCONTINUED OPERATIONS	2,452	1,065	1,304	127	253	2,747	72	40	112

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD

MULTI—FAMILY SALES AND COST OF SALES:
CONSOLIDATED:
MULTI-FAMILY SALES — CONSOLIDATED:
MULTI-FAMILY SALES	30,841	10,146	7,943	6,637	9,716	34,442	4,657	7	4,664
MULTI-FAMILY COST OF SALES	(25,629)	(7,970)	(6,108)	(5,190)	(7,749)	(27,017)	(2,500)	13	(2,487)

MULTI-FAMILY SALES LESS COST OF SALES — CONSOLIDATED	5,212	2,176	1,835	1,447	1,967	7,425	2,157	20	2,177

JOINT VENTURES:
MULTI-FAMILY SALES — JOINT VENTURES:
MULTI-FAMILY SALES	175	389	—	—	—	389	—	—	—
MULTI-FAMILY COST OF SALES	(116)	(266)	—	(3)	3	(266)	(5)	—	(5)
OTHER, NET	56	(6)	45	168	143	350	22	33	55

MULTI-FAMILY SALES LESS COST OF SALES — SHARE OF JOINT VENTURE	115	117	45	165	146	473	17	33	50

TOTAL MULTI-FAMILY FFO	5,327	2,293	1,880	1,612	2,113	7,898	2,174	53	2,227

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT
PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES — CONSOLIDATED:
RESIDENTIAL LOT SALES	1,746	390	316	630	1,178	2,514	165	80	245
OUTPARCEL SALES	5,675	13,429	—	—	—	13,429	—	—	—

TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	7,421	13,819	316	630	1,178	15,943	165	80	245

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,265	260	275	549	856	1,940	119	76	195
OUTPARCEL COST OF SALES	3,758	8,836	—	—	(77)	8,759	(50)	—	(50)

TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	5,023	9,096	275	549	779	10,699	69	76	145

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	1,185	697	1,002	(1)	(1)	1,697	—	—	—
OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF
INVESTMENT PROPERTIES	58	—	—	—	—	—	—	—	—

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY
SALES LESS COST OF SALES — CONSOLIDATED	3,641	5,420	1,043	80	398	6,941	96	4	100

SUMMARY — CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	481	130	41	81	322	574	46	4	50
OUTPARCEL SALES LESS COST OF SALES	1,917	4,593	—	—	77	4,670	50	—	50
TRACT SALES LESS COST OF SALES	1,185	697	1,002	(1)	(1)	1,697	—	—	—
OTHER INVESTMENT PROPERTY SALES INCLUDED IN									—
GAIN ON SALE OF INVESTMENT PROPERTIES	58	—	—	—	—	—	—	—	—

TOTAL CONSOLIDATED SALES LESS COST OF SALES	3,641	5,420	1,043	80	398	6,941	96	4	100

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD

JOINT VENTURES:

RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES — JOINT VENTURES:
RESIDENTIAL LOT SALES	4,158	1,675	1,328	1,590	3,175	7,768	1,186	2,229	3,415
OUTPARCEL SALES	—	516	—	—	—	516	—	—	—
TRACT SALES	658	61	167	—	10,405	10,633	572	29	601

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	4,816	2,252	1,495	1,590	13,580	18,917	1,758	2,258	4,016

RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES — JOINT VENTURES:
RESIDENTIAL LOT COST OF SALES	3,627	1,155	870	1,193	2,678	5,896	1,006	1,835	2,841
OUTPARCEL COST OF SALES	—	430	—	4	—	434	—	—	—
TRACT COST OF SALES	394	15	65	(2)	6,948	7,026	552	2	554

TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	4,021	1,600	935	1,195	9,626	13,356	1,558	1,837	3,395
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS
COST OF SALES -JOINT VENTURES	795	652	560	395	3,954	5,561	200	421	621

SUMMARY — JOINT VENTURES:
RESIDENTIAL LOT SALES LESS COST OF SALES	531	520	458	397	497	1,872	180	394	574
OUTPARCEL SALES LESS COST OF SALES	—	86	—	(4)	—	82	—	—	—
TRACT SALES LESS COST OF SALES	264	46	102	2	3,457	3,607	20	27	47

RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES — SHARE OF JOINT VENTURES	795	652	560	395	3,954	5,561	200	421	621
TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES LESS COST OF SALES	4,436	6,072	1,603	475	4,352	12,502	296	425	721

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,051	2,976	2,987	3,121	3,158	12,242	3,357	3,322	6,679
RETAIL PROPERTIES	7,585	1,976	1,979	1,993	2,037	7,985	2,753	2,596	5,349

NET OPERATING INCOME	19,636	4,952	4,966	5,114	5,195	20,227	6,110	5,918	12,028
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	795	652	560	395	3,954	5,561	200	421	621
MULTI-FAMILY SALES LESS COST OF SALES	115	117	45	165	146	473	17	33	50
INTEREST EXPENSE	(3,934)	(899)	(947)	(1,187)	(1,219)	(4,252)	(1,192)	(1,147)	(2,339)
OTHER EXPENSE	(1,279)	392	223	42	256	913	43	—	43
IMPAIRMENT LOSSES	(24,182)	—	—	—	(3,746)	(3,746)	—	(250)	(250)
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(46)	(6)	(5)	(6)	(5)	(22)	(5)	(5)	(10)

FUNDS FROM OPERATIONS — UNCONSOLIDATED JOINT VENTURES	(8,895)	5,208	4,842	4,523	4,581	19,154	5,173	4,970	10,143
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	12	—	—	—	—	—	—	—	—
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(8,754)	(2,288)	(2,448)	(2,344)	(2,581)	(9,661)	(2,678)	(2,658)	(5,336)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	(17,637)	2,920	2,394	2,179	2,000	9,493	2,496	2,312	4,808

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, percentages and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD

MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	7.63	8.31	6.74	7.14	8.34	8.34	8.35	8.54	8.54
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	99,782	100,866	101,767	102,635	103,392	103,392	103,631	103,714	103,714

COMMON STOCK CAPITALIZATION	761,337	838,196	685,910	732,814	862,289	862,289	865,319	885,718	885,718

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827	74,827
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775	94,775

PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT	590,208	580,979	580,378	514,363	509,509	509,509	496,823	498,034	498,034
SHARE OF UNCONSOLIDATED DEBT	197,055	195,250	158,290	152,391	172,325	172,325	166,726	163,931	163,931

DEBT (A)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	661,965

TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470	1,717,285	1,717,285
LEVERAGE RATIOS

DEBT (A)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	661,965
TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470	1,717,285	1,717,285
DEBT/TOTAL MARKET CAPITALIZATION	46%	44%	46%	42%	40%	40%	39%	39%	39%

DEBT (A)	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	661,965
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602	169,602

DEBT (A) + PREFERRED	956,865	945,831	908,270	836,356	851,436	851,436	833,151	831,567	831,567
TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470	1,717,285	1,717,285
DEBT (A) + PREFERRED/ TOTAL MARKET CAPITALIZATION	56%	53%	57%	53%	50%	50%	49%	48%	48%

RECOURSE DEBT (A)	222,507	215,544	198,077	127,457	167,258	167,258	149,030	154,546	154,546
TOTAL MARKET CAPITALIZATION	1,718,202	1,784,027	1,594,180	1,569,170	1,713,725	1,713,725	1,698,470	1,717,285	1,717,285
RECOURSE DEBT (A)/TOTAL MARKET CAPITALIZATION	13%	12%	12%	8%	10%	10%	9%	9%	9%

EBITDA (A)
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	19,018
INTEREST EXPENSE	45,328	10,680	11,233	9,889	9,630	41,432	8,736	8,505	17,241
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	3,428	577	468	447	419	1,911	568	377	945
INCOME TAX (PROVISION) BENEFIT	4,341	(1,146)	14	25	28	(1,079)	(64)	27	(37)
IMPAIRMENT LOSSES	115,752	—	586	—	5,714	6,300	3,508	250	3,758
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—	—	—
(GAIN) LOSS ON DEBT EXTINGUISHMENT	(9,732)	592	—	9,235	—	9,827	—	—	—
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	6,454

EBITDA (A)	87,181	27,910	25,372	23,708	27,821	104,811	24,097	23,282	47,379

COVERAGE RATIOS (A)
EBITDA	87,181	27,910	25,372	23,708	27,821	104,811	24,097	23,282	47,379

INTEREST EXPENSE	45,328	10,680	11,233	9,889	9,630	41,432	8,736	8,505	17,241
INTEREST COVERAGE RATIO (A)	1.92	2.61	2.26	2.40	2.89	2.53	2.76	2.74	2.75
INTEREST EXPENSE	45,328	10,680	11,233	9,889	9,630	41,432	8,736	8,505	17,241
SCHEDULED PRINCIPAL PAYMENTS	3,955	842	853	1,459	1,245	4,399	1,755	1,894	3,649
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	3,226	3,227	12,907	3,227	3,227	6,454

FIXED CHARGES	62,190	14,749	15,313	14,574	14,102	58,738	13,718	13,626	27,344
EBITDA	87,181	27,910	25,372	23,708	27,821	104,811	24,097	23,282	47,379
FIXED CHARGES COVERAGE RATIO (A)	1.40	1.89	1.66	1.63	1.97	1.78	1.76	1.71	1.73

DEBT	787,263	776,229	738,668	666,754	681,834	681,834	663,549	661,965	661,965
ANNUALIZED EBITDA	87,181	111,640	101,488	94,832	111,284	104,811	96,388	93,128	94,758
DEBT/ANNUALIZED EBITDA (A)	9.03	6.95	7.28	7.03	6.13	6.51	6.88	7.11	6.99

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts, percentages and and ratios)

	2009	2010 1st	2010 2nd	2010 3rd	2010 4th	2010	2011 1st	2011 2nd	2011 YTD

DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH	22,710	2,997	3,034	3,060	3,085	12,176	4,653	4,663	9,316
COMMON STOCK	19,711	5,984	6,046	6,100	6,152	24,282	—	—	—

COMMON DIVIDENDS	42,421	8,981	9,080	9,160	9,237	36,458	4,653	4,663	9,316
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	19,018
FFO PAYOUT RATIO	-46%	64%	115%	1034%	92%	111%	57%	43%	49%

FFO BEFORE CERTAIN CHARGES
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	19,018
IMPAIRMENT LOSSES (A)	115,752	—	586	—	5,714	6,300	3,508	250	3,758
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—	—	—
(GAIN) LOSS ON DEBT EXTINGUISHMENT AND SWAP TERMINATION FEE	(9,732)	592	—	9,235	—	9,827	—	—	—
VALUATION ALLOWANCES ON DEFERRED TAX ASSETS	15,907	—	—	—	—	—	—	—	—
SEPARATION CHARGES	3,257	68	33	202	742	1,045	101	77	178

FFO BEFORE CERTAIN CHARGES	40,341	14,640	10,463	10,323	15,259	50,685	11,731	11,223	22,954
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	105%	61%	87%	89%	61%	72%	40%	42%	41%

FAD
FFO	(91,960)	13,980	7,895	886	10,020	32,781	8,122	10,896	19,018
FAS 13 (A)	(7,277)	(1,733)	(1,918)	(2,074)	(2,211)	(7,936)	(2,637)	(2,885)	(5,522)
SECOND GENERATION CAPEX (A)	(6,499)	(1,009)	(1,724)	(3,337)	(2,530)	(8,600)	(1,972)	(6,425)	(8,397)

FAD	(105,736)	11,238	4,253	(4,525)	5,279	16,245	3,513	1,586	5,099
COMMON DIVIDENDS	42,421	8,981	9,080	9,160	9,237	36,458	4,653	4,663	9,316
FAD PAYOUT RATIO	-40%	80%	213%	-202%	175%	224%	132%	294%	183%

FAD BEFORE CERTAIN CHARGES
FAD	(105,736)	11,238	4,253	(4,525)	5,279	16,245	3,513	1,586	5,099
IMPAIRMENT LOSSES (A)	115,752	—	586	—	5,714	6,300	3,508	250	3,758
PREDEVELOPMENT CHARGES	7,117	—	1,949	—	(1,217)	732	—	—	—
(GAIN) LOSS ON DEBT EXTINGUISHMENT AND SWAP TERMINATION FEE	(9,732)	592	—	9,235	—	9,827	—	—	—
VALUATION ALLOWANCES ON DEFERRED TAX ASSETS	15,907	—	—	—	—	—	—	—	—
SEPARATION CHARGES	3,257	68	33	202	742	1,045	101	77	178

FAD BEFORE CERTAIN CHARGES	26,565	11,898	6,821	4,912	10,518	34,149	7,122	1,913	9,035
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	160%	75%	133%	186%	88%	107%	65%	244%	103%

OPERATIONS RATIOS
GENERAL AND ADMINISTRATIVE EXPENSES	26,198	8,017	6,763	6,172	7,565	28,517	7,400	6,133	13,533
REVENUES	214,544	67,200	52,612	52,148	55,775	227,735	48,956	45,419	94,375
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES	12.2%	11.9%	12.9%	11.8%	13.6%	12.5%	15.1%	13.5%	14.3%

UNDEPRECIATED ASSETS	1,724,643	1,731,606	1,720,272	1,649,949	1,646,207	1,646,207	1,622,000	1,635,217	1,635,217
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES/UNDEPRECIATED ASSETS	1.5%	1.9%	1.6%	1.5%	1.8%	1.7%	1.8%	1.5%	1.7%

(A)	INCLUDES COMPANY SHARE OF UNCONSOLIDATED JOINT VENTURES.

COUSINS PROPERTIES INCORPORATED
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	Three Months Ended			Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2011	2010	2011	2011	2010
Net Operating Income
Same Property	25,634	25,000	26,112	51,746	49,607
Non-Same Property	1,500	2,308	2,035	3,535	4,683

Consolidated Property Net Operating Income	27,134	27,308	28,147	55,281	54,289

Less: Non-Cash Items
FAS 13	2,803	1,830	2,557	5,361	3,431
Other	(303)	(258)	(292)	(595)	(507)

Non-Cash Items	2,501	1,572	2,265	4,766	2,923
Cash Basis Property Net Operating Income	24,633	25,735	25,882	50,515	51,366

Net Operating Income (1)
Operating Properties	21,264	20,723	21,901	43,165	40,965
Discountinued Operations	(48)	1,619	136	88	3,406
Share of Unconcolidated Joint Ventures	5,918	4,966	6,110	12,028	9,918

Total Net Operating Income	27,134	27,308	28,147	55,281	54,289

(1)	See reconciliation above within previous pages of the calculations and reconciliations of Non-GAAP financial measures.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
     “EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, gain/loss on debt extinguishment and interest rate swap, and preferred stock dividends. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company’s level of debt.
     “Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company’s dividend policy with other real estate companies.
     “FAD Before Certain Charges” represents FAD before impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before impairment losses, write off of predevelopment expenses, gain/loss on debt extinguishment and interest rate swap, valuation allowances on deferred tax assets and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company’s core operations and for comparability of the results of its operations with other real estate companies.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Net Operating Income which is rental property revenues less rental property operating expenses, like FFO, excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Net Operating Income” represents the Net Operating Income and Cash Basis Same Properties. Cash Basis Net Operating Income excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.